                                                                    EXHIBIT 10.6
                                                                  Execution Copy

                                 INNOVEDA, INC.
                           SECOND AMENDMENT AND WAIVER

         THIS SECOND AMENDMENT AND WAIVER (this "AMENDMENT") is entered into as of November 9, 2001, with an effective date of September 29, 2001 (the "EFFECTIVE DATE"), by and between INNOVEDA, INC., a Delaware corporation having its chief executive office at 293 Boston Post Road West, Marlboro, Massachusetts 01752-4615 ("BORROWER") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States of America, as agent ("AGENT"), and as the sole lender ("LENDER") under the Agreement (as defined below), to which reference is made for the definitions of all capitalized terms, used, but not otherwise defined, herein.

                                 R E C I T A L S

         WHEREAS, Borrower, Agent and Lender, together with Viewlogic Systems, Inc., a former Delaware corporation that had its chief executive office at 293 Boston Post Road West, Marlboro, Massachusetts 01752-4615 ("VIEWLOGIC") entered into an Amended and Restated Loan Agreement dated as of July 31, 2000 among Borrower, Agent, Lender and the other lenders from time to time party thereto (the "LENDERS"), as amended by a letter agreement dated October 23, 2000 (collectively, the "AGREEMENT"), pursuant to which Lender made a Term Loan to Borrower in the principal amount of $10,000,000.00 and established a Revolving Credit Loan Commitment to Borrower in the maximum principal amount of $6,000,000.00;

         WHEREAS, pursuant to a Certificate of Ownership and Merger filed by Borrower with the Secretary of State of the State of Delaware on December 26, 2000, Viewlogic was merged with and into Borrower with Borrower as the surviving entity effective December 31, 2000;

         WHEREAS, the Borrower has requested that the Agent waive the Borrower's failure to comply with (a) certain covenants under the following sections of the
Agreement: (i) Section 4.1.19 with respect to the need to disclose registered copyrights; (ii) Section 5.1.2 with respect to the amount of business interruption insurance required; (iii) Section 5.1.24 with respect to the software escrow requirement; (iv) Section 5.2.8 with respect to the assumed debt of PADS Software, Inc.; (v) Section 5.2.12 with respect to the Borrower's Investments in Innoveda Israel Limited and with respect to the notes set forth on Exhibit 5.2.12.1; and (vi) Section 5.1.13 with respect to the Minimum EBITDA required for the fiscal quarter ended June 29, 2001, and (b) Section 3 of the Security Agreement dated as of July 3, 2000 with respect to securities of the Borrower's wholly-owned Foreign Subsidiary, Innoveda Israel Limited ("Israel") (collectively, the "COVENANT DEFAULTS"), and the Lenders have agreed to waive the Covenant Defaults conditioned on the Borrower's agreement to modify the Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by Borrower and Agent from a continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that, effective as of the Effective Date, the Agreement is hereby amended as follows:

         1. The following definitions appearing in Section 1.1 of the Agreement are hereby amended, respectively in their entirety to read as follows:

     "APPLICABLE MARGIN" means with respect to Libor Loans, 2.75%, and with respect to Prime Rate Loans, 1%.

     "EBITDA" means, for any fiscal period, consolidated Net Income PLUS, to the extent accounted for in consolidated Net Income, (i) consolidated Interest Expense, taxes, depreciation, amortization, (ii) through and including Borrower's fiscal period ending September 29, 2001, any other non-cash charges or any non-recurring extraordinary costs incurred by Borrower and any Subsidiaries, and (iii) commencing with Borrower's fiscal period ending December 29, 2001, any non-cash stockholder compensation expense incurred by Borrower, determined on an accrual and consolidated basis in accordance with GAAP, LESS Capitalized Software Development Costs.

     "DEBT SERVICE COVERAGE RATIO" means as at the date of any determination thereof, the ratio of (i) consolidated EBITDA MINUS the sum of consolidated Capital Expenditures (including, without limitation, those acquired through Capitalized Lease Obligations) and cash taxes paid and currently payable for Borrower's fiscal quarter then ending, to (ii) Total Debt Service.

     "LETTER OF CREDIT" means each of the following letters of credit issued by the Agent for the account of the Borrower:

         A. Standby Letter of Credit No. MS1250698 in the Stated Amount of $250,000.00; and

         B. Standby Letter of Credit No. MS1234057 in the Stated Amount of $180,508.00

     as either or both may be amended, substituted or replaced by the Agent from time to time.

     "MATERIAL FOREIGN SUBSIDIARY" means a Foreign Subsidiary with (a) total assets (excluding intercompany receivables) of U.S.$2,000,000 or more as at the end of any fiscal quarter of the Borrower, or (b) ten (10) or more employees, independent contractors or other consultants excluding sales, sales and customer support, and administrative personnel.

     "REVOLVING CREDIT LOAN COMMITMENT" means the Lenders' several commitments to make Revolving Credit Loans to Borrower in accordance with SECTION 2.1.0 and this Agreement and in the maximum outstanding amount of each Lender's Pro Rata Share of $430,508 MINUS the stated amount of any Letter of Credit that has not been paid in full, expired, terminated or cancelled.

     "TOTAL DEBT SERVICE" means, at any date of determination, the sum of (i) consolidated interest expense for the Borrower fiscal quarter then ending, and (ii) scheduled and mandatory principal payments for the immediately succeeding Borrower fiscal quarter due on account of any consolidated Indebtedness of Borrower, but excluding any mandatory payments of principal required pursuant to SECTIONS 2.6.1.2, 2.6.1.3, 2.6.1.4 and 2.6.1.6.

         2. The following new definitions are hereby added alphabetically to
Section 1.1 of the Agreement:

     "INTERCOMPANY SUBORDINATION AGREEMENT" means that certain Intercompany Subordination Agreement dated as of November 9, 2001 entered into by the Borrower and those Subsidiaries from time to time named therein, as may be amended, supplemented, restated or otherwise modified from time to time.

     "STOCK REPURCHASE PROGRAM" means Borrower's stock repurchase plan approved by Borrower's Board of Directors for the purchase of up to $5,500,000 of Borrower's capital stock not to exceed 2,000,000 shares thereof.

         3. Section 2.1.0 of the Agreement is hereby amended by including the following paragraph at the end of Section 2.1.0:

     Notwithstanding the foregoing provisions of this SECTION 2.1.0, the Lenders shall have no commitment to make Advances of Revolving Credit Loans, except that, the Agent may, in its sole and absolute discretion, request that the Lenders make Advances of Revolving Credit Loans equal to their respective Pro Rata Share of the amount of any drawing under a Letter of Credit (and the Lenders each hereby agree to make such advances irrespective of whether any Default or Event of Default shall have occurred or the failure of Borrower to satisfy any other term or conditions of this Agreement, including without limitation those set forth in Article III of this Agreement), the proceeds of which Advances shall be used to satisfy Borrower's reimbursement obligations under such Letter of Credit. Any and all such Revolving Credit Advances shall bear interest at the Effective Prime. Borrower agrees that promptly upon receipt by Borrower of any tax refund attributable to Borrower's fiscal period ending September 29, 2001, Borrower shall deliver to the Agent the amount of such tax refund up to the aggregate amount of the Revolving Credit Loan Commitment as cash collateral ("CASH COLLATERAL"). Such Cash Collateral shall be held by the Agent in a cash collateral account (the "CASH COLLATERAL ACCOUNT") pursuant to a Cash Collateral Account Assignment Agreement, in form and substance satisfactory to the Agent (the "CASH COLLATERAL ACCOUNT AGREEMENT"). So long as no Default or Event of Default has occurred which is continuing, the Agent shall return the amount of Cash Collateral held as collateral for any Letter of Credit that is paid, terminated of cancelled promptly to Borrower at such time as the Agent reasonably believes that it has no further obligations to make payment thereunder.

         4. Section 2.6.4 of the Agreement is hereby deleted in its entirety and intentionally omitted and Section 2.6.1.5 of the Agreement is hereby confirmed to have been intentionally omitted.

         5. Section 4.1.19 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 4.1.19. COPYRIGHTS. EXHIBIT 4.1.19 accurately and completely sets forth all copyrights of Borrower and/or any of the Subsidiaries registered with the United States Copyright Office on and after November 1, 2001. Borrower has not violated in any material respect any of the provisions of the Copyright Revision Act of 1976, 17 U.S.C. 101, ET SEQ. Borrower has filed all registration statements, notices and statements of account and all necessary supplements and adjustment schedules thereto with the United States Copyright Office and has made all payments to the United States Copyright Office to obtain and maintain those copyrights which it has registered with the United States Copyright Office. To the knowledge of Borrower, no inquiries regarding any copyright listed on Exhibit 4.1.19 have been received by the Copyright Office. Except as set forth in EXHIBIT 4.1.19, Borrower and any Subsidiaries own, possess, or have licenses to use all the copyrights, and all rights with respect thereto, reasonably necessary for the conduct of their respective businesses as now conducted, without, to Borrower's knowledge, any conflict with the rights of others with respect thereto.

         6. The first sentence of Section 4.1.22 of the Agreement is hereby amended in its entirety to read as follows:

     EXHIBIT 4.1.22 attached hereto contains a complete and accurate schedule of all registered patents and registered trademarks of Borrower and/or any of the Subsidiaries, and pending applications therefor, and all other intellectual property (other than copyrights) in which Borrower and/or any of the Subsidiaries has any rights and which, in the good faith exercise of Borrower's reasonable business judgment, has significant value to the conduct of Borrower's and/or any Subsidiary's business, other than so-called "off-the shelf" software which is generally available to the general public at retail.

         7. The third sentence of Section 5.1.2 of the Agreement beginning with the word "Maintain" and ending with the phrase "at least $8,000,000" is hereby amended in its entirety to read as follows:

     Borrower shall maintain (i) on the tangible insurable collateral under any of the Security Documents insurance against loss by fire, hazards included within the term "extended coverage", and such other hazards, casualties and contingencies as the Agent may from time to time require, in an amount equal to the greater of (a) $8,000,000 OR (b) one hundred percent (100%) of the replacement cost of the collateral under any of the Security Documents, and (ii) business interruption insurance in an amount equal to the greater of (a) $2,000,000 or (b) such other amount as is usually carried by companies in similar businesses and in accordance with the requirements of any governmental agency having jurisdiction over Borrower and/or any Subsidiary.

         8. Section 5.1.10 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 5.1.10. MINIMUM DEBT SERVICE COVERAGE RATIO/QUICK RATIO. Maintain at the end of each fiscal quarter of Borrower both (i) a consolidated Debt Service Coverage Ratio and (ii) a consolidated Quick Ratio as set forth opposite such fiscal quarter below:

---------------------------------------------------------------------------------------------
                                   MINIMUM DEBT SERVICE
    FISCAL PERIOD ENDING              COVERAGE RATIO               MINIMUM QUICK RATIO
---------------------------------------------------------------------------------------------
         9/29/01                             NONE              [GREATER THAN/EQUAL TO] .95
---------------------------------------------------------------------------------------------
        12/29/01                [GREATER THAN/EQUAL TO] 1.50   [GREATER THAN/EQUAL TO] 1.05
---------------------------------------------------------------------------------------------
         3/30/02                [GREATER THAN/EQUAL TO] 0.65   [GREATER THAN/EQUAL TO] 1.15
---------------------------------------------------------------------------------------------
         6/29/02                [GREATER THAN/EQUAL TO] 1.25   [GREATER THAN/EQUAL TO] 1.25
---------------------------------------------------------------------------------------------
         9/28/02                [GREATER THAN/EQUAL TO] 1.15   [GREATER THAN/EQUAL TO] 1.25
---------------------------------------------------------------------------------------------
 12/28/02 and thereafter        [GREATER THAN/EQUAL TO] 1.25   [GREATER THAN/EQUAL TO] 1.25
---------------------------------------------------------------------------------------------

         9. Section 5.1.11 of the Agreement is hereby amended in its entirety to read as follows:

     Section 5.1.11. MINIMUM DEFERRED REVENUE. Maintain at the end of each fiscal quarter of Borrower Deferred Revenue of not less than $19,000,000.

         10. Section 5.1.12 of the Agreement is hereby deleted in its entirety and intentionally omitted from the Agreement.

         11. Section 5.1.13 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 5.1.13. MINIMUM EBITDA. At the end of each fiscal quarter of Borrower have consolidated EBITDA of not less than the amount set forth opposite such fiscal quarter identified below, which commencing with the Borrower's fiscal quarter ending March 30, 2002 and thereafter shall be calculated on the basis of a rolling two Borrower fiscal quarters consisting of the aggregate EBITDA for the Borrower fiscal quarter then ending and the immediately preceding Borrower fiscal quarter:

     ----------------------------------------------------------
         FISCAL PERIOD ENDING              Minimum EBITDA
     ----------------------------------------------------------
              9/29/01                       ($2,600,000)
     ----------------------------------------------------------
             12/29/01                        $2,800,000
     ----------------------------------------------------------
      3/30/02 and thereafter                 $4,000,000
     ----------------------------------------------------------

         12. Section 5.1.23 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 5.1.23. ACQUISITIONS OF ADDITIONAL REGISTERED PATENTS, TRADEMARKS, COPYRIGHTS, ETC. Concurrently with the acquisition of any registered trademark, patent, tradename, service mark or copyright, notify the Agent in writing and collaterally assign and grant a first priority perfected Lien thereon to the Agent pursuant to documents in form and substance reasonably satisfactory to the Agent, except for any such registered copyrights that in the good faith exercise of Borrower's reasonable business judgment, do not have significant value to the conduct of Borrower's or any of its Subsidiary's businesses.

         13. Section 5.1.24 of the Agreement is hereby deleted in its entirety.

         14. Section 5.2.6 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 5.2.6. SALE AND LEASEBACK. Sell or transfer any of the Borrower's or Subsidiaries' properties to any Person with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred other than with respect to office equipment used in the ordinary course of business as to which such sale or transfer is consummated by any Borrower or any Subsidiary in one or more series of transactions having an aggregate consideration not to exceed $300,000.

         15. Section 5.2.8.6 of the Agreement is hereby amended in its entirety to read as follows:

     SECTION 5.2.8.6. Indebtedness owing by (i) Borrower to any Subsidiary not to exceed in the aggregate US$500,000 outstanding at any time, or (ii) any Subsidiary to Borrower or any other Subsidiary, which in the case of any such Indebtedness described in the foregoing subsections (i) or (ii) has been subordinated to the Obligations pursuant to the Intercompany Subordination Agreement and which has not been subordinated in favor of any Person other than the Agent and/or the Lenders.

         16. Section 5.2.12.1 of the Agreement is hereby amended by the inclusion of the following new subsections (ixi) and (x) immediately at the end thereof:

     (ix) those promissory notes listed on Exhibit 5.2.12.1; and

     (x) Investments in the Borrower's wholly-owned Subsidiary, Innoveda Israel Limited, to the extent required to maintain such Subsidiary's status as an "approved enterprise" for purposes of certain favorable tax treatments arising under the law of the State of Israel not to exceed US$100,000 in the aggregate for any fiscal year of the Borrower.

         17. The notice address for the Agent set forth in Section 9.6 of the Agreement is hereby amended in its entirety to read as follows:

     If to Agent:

         Fleet National Bank, as Agent
         100 Federal Street
         Boston, Massachusetts 02110
         Attention:        Larisa B. Chilton, Vice President
                           Technology and Communications, MA DE 10009H
         Telephone:        (617) 434-8957
         Telecopy:         (617) 434-0819

         18. Any provision of the Agreement notwithstanding, including, without limitation, Sections 5.2.10, 5.2.11 and 5.2.12 of the Agreement, Borrower shall not make any repurchases of Borrower's capital stock pursuant to the Stock Repurchase Program on or after the Effective Date.

         19. EXHIBIT 1.1 ("Equity Investments, Ownership Interests and Subsidiaries"), EXHIBIT 3.1.1.8 ("Permitted Indebtedness and Capitalized Leases"), EXHIBIT 3.1.1.10 ("Form of Officer's Certificate"), EXHIBIT 4.1.11.1 ("Ownership of Properties"), EXHIBIT 4.1.21 ("Material Agreements") and EXHIBIT
4.1.22 ("Patent, Trademark, and other Property Rights") are hereby deleted in their entirety and replaced with new EXHIBIT 1.1, EXHIBIT 3.1.1.8, EXHIBIT 3.1.1.10, EXHIBIT 4.1.11.1, EXHIBIT 4.1.21 and EXHIBIT 4.1.22 attached hereto.

         20. New EXHIBITS 5.2.8.6 and 5.2.12.1, attached hereto, are hereby incorporated into the Agreement.

         21. Upon giving effect to this Amendment, the representations and warranties contained or referred to in Article IV of the Agreement are true and accurate as of the date of this Amendment, and no Default or Event of Default has occurred and is continuing or will after giving effect to this Amendment or the transactions contemplated by this Amendment or the Agreement.

         22. This Amendment shall take effect upon the satisfaction of each of the following conditions and the receipt by Agent of all of the items specified below (other than any item or conditions expressly deferred or waived in writing by Agent):

     (i) this Amendment and the Cash Collateral Account Agreement, each duly executed by Borrower;

     (ii) certified copies of all votes, consents and authorizations of the Borrower as may be reasonably required in connection with the execution and delivery of this Amendment and the Cash Collateral Account Agreement;

     (iii)   an Officers Certificate as of September 29, 2001;

     (iv) payment to the Agent of an amendment fee in the amount of $20,000.00;

     (v) payment to Agent of all other fees and expenses of Agent, including, without limitation, the reasonable legal fees and expenses of Agent's counsel incurred in connection with this Amendment and the other matters referenced herein;

     (vi) an executed post-closing letter in form and substance satisfactory to the Agent; and

     (vii) such other documents, and evidence of completion of such other matters, as Agent reasonably may deem necessary or desirable and request from the Borrower.

         23. In reliance upon the representations of the Borrower to the Agent and the Lender that no Default or Event of Default exists under the Agreement (other than the Covenant Defaults), the Lender hereby waives Borrower's compliance with the Covenant Defaults. This waiver is limited to the foregoing covenant default only and is not, nor shall it be construed as, a waiver of any other default under the Agreement, now existing or hereafter occurring, nor shall anything herein or the Lender's actions hereunder be construed so as to imply that the Lender has agreed, or is obligated, to grant any future waivers under the Agreement.

         24. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, PROVIDED THAT if any provision of the Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each of Borrower, Agent and Lender in accordance with SECTION 9.5 of the Agreement has caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date set forth in the preamble on page one of this Amendment.

                                      BORROWER:


WITNESSED:                            INNOVEDA, INC.


/s/ Peter T. Johnson                  By: /s/ Kevin P. O'Brien
-------------------------------          -------------------------------------
                                              Kevin P. O'Brien, Vice President
Peter T. Johnson                                and Chief Financial Officer
-------------------------------
       PRINT NAME

                                      AGENT:

                                      FLEET NATIONAL BANK, as Agent


                                      By: /s/ Sharon A. Stone
                                         -------------------------------------
                                           Name:  Sharon A. Stone
                                           Title: Managing Director


                                      LENDER:

                                      FLEET NATIONAL BANK, as the sole Lender

                                      By: /s/ Sharon A. Stone
                                         -------------------------------------
                                           Name:  Sharon A. Stone
                                           Title: Managing Director

                                   EXHIBIT 1.1

                                     Part A
                               Equity Investments

THE SPROUT GROUP SHALL CONSTITUTE THE FOLLOWING SIX ENTITIES:

1.       DLJ Capital Corp.

2.       DLJ ESC II, L.P.

3.       Sprout Capital VIII, L.P.

4.       Sprout Growth II, L.P.

5.       Sprout Venture Capital, L.P.

6.       The Sprout CEO Fund, L.P.

                                     Part B
                               Ownership Interests

Innoveda's Common Stock is listed on the Nasdaq National Market.

                                     Part C
                   Subsidiaries and Other Ownership Interests

1. The following identifies all Subsidiaries of the Borrower which are organized under the laws of a jurisdiction other than the United States of America ("Foreign Subsidiaries"):

                                              Innoveda's %                       Jurisdiction of
Name                                          Ownership Interest                 Organization
----                                          -----------------                  ------------

Innoveda SARL                                 100%                               France
Innoveda Limited                              100%                               United Kingdom
Innoveda GmbH                                 100%                               Germany
Innoveda KK*                                  100%                               Japan
Innoveda Srl                                  100%                               Italy
Innoveda Israel Limited.*                     100%                               Israel
Innoveda Finland Oy                           100%                               Finland
Innoveda Foreign Sales Corp.                  100%                               Barbados

*Material Foreign Subsidiary

2. The following identifies all the other Subsidiaries of the Borrower which are not Foreign Subsidiaries ("DOMESTIC SUBSIDIARIES")

Name                                        Innoveda's % Ownership Interest
----                                        -------------------------------

Transcendent Design Technology, Inc.        100%
Innoveda Korean Holdings, Inc.              100%
First to Market, Inc.                       100%
Innoveda Minnesota Holdings, Inc.           100%

                                 EXHIBIT 3.1.1.8

PERMITTED INDEBTEDNESS AND CAPITALIZED LEASES

AT&T Phone Equipment Capital Lease  Lease #A012151   Schedule 00090
60 Months Commencing 9/30/96        Monthly Payment: $2053.07

AT&T Phone Equipment Capital Lease  Lease #A012151   Schedule 00080
60 Months Commencing 9/30/96        Monthly Payment: $1787.36

Indebtedness secured by Lien of Hewlett-Packard
Company Financing Agreement                          Agreement #4144-53924
(as referenced in Financing Statement #245185, dated June 30, 1994, filed with the Secretary of State of Massachusetts and Financing Statement No. 35340 file on June 30, 1994, with the City Clerk, Marlborough, Massachusetts)

Indebtedness up to $335,000 to Sanwa Business Credit Corporation pursuant to that certain Letter Agreement dated December 20, 1994

$18,000,000 demand promissory note from Borrower to Synopsys to be paid out of proceeds of the Term Loans hereunder

Lease Agreement dated 12/16/98 between Winthrop Resources Corporation and Viewlogic Systems, Inc. with the following schedules.

Lease Agreement #V1121698, Schedule #A01, Monthly payment $11,740, Outstanding Principle as of 1/1/00 $291,103.88, Commencement Date 4/1/99, Term 36 months.

Lease Agreement #V1121698, Schedule #A03R, Monthly Payment $2,689, Outstanding Principle as of 1/1/00 $79,021.52, Commencement Date 11/1/99, Term 36 months.

Lease Agreement #V1121698, Schedule #A02, Monthly payment $11,319, Outstanding Principle as of 1/1/00 $324,980.71, Commencement Date 10/1/99, Term 36 months.

Lease Agreement #V1121698, Schedule #A02, Monthly payment $1,093, Outstanding Principle as of 1/1/00 $17,655.05, Commencement Date 6/1/99, Term 36 months.

Lease Agreement #V1121698, Monthly payment estimated $2,367, Commencement Date Undetermined, Term 36 months.

Master Lease Agreement dated January 18, 1998 between Omniview Design, Inc. and Sun Microsystems Finance, Monthly payment $475.26, Expires January 31, 2000.

Rental Lease Agreement between Yokokawa Rental and Viewlogic Systems, Inc. Japan, Monthly payment (approximate) $386, Expires November 30, 2000.

In connection with the merger of PADS Software, Inc. ("PADS") and Borrower, Borrower assumed certain debt in the amount of $133,333 owed by PADS to HL Acquisition Corp. There remains a balance of $50,000 due under this debt, which is payable in three more quarterly payments of $16,667 each.

EXHIBIT 3.1.1.10 - FORM OF OFFICER'S CERTIFICATE

                              OFFICER'S CERTIFICATE

FLEET NATIONAL BANK, AS AGENT

ATTN: [                              ]
[                              ]
MAILSTOP: [                              ]
100 FEDERAL STREET

BOSTON, MA  02110

         Re: Officer's Certificate Required by SECTION 5.3.4 of the Amended and Restated Loan Agreement dated as of July 31, 2000 among Innoveda, Inc., Viewlogic Systems, Inc. and Fleet National Bank, as Agent, as amended (the "Loan Agreement")

Ladies and Gentlemen:

         This certificate is submitted by the undersigned (hereinafter the "Borrower") pursuant to SECTION 5.3.4 of the Loan Agreement. Capitalized terms used herein have the same meaning as in the Loan Agreement. The Borrower hereby certifies to the Agent that the following information is true, accurate and complete as of ______________________________, 20________.

1.       MINIMUM DEBT SERVICE COVERAGE RATIO (SECTION 5.1.10)

         (i)      Net Income (or Net Loss)...................................................    $_______________
         (ii)     Interest Expense...........................................................    $_______________
         (iii)    Taxes......................................................................    $_______________
         (iv)     Depreciation...............................................................    $_______________
         (v)      Amortization...............................................................    $_______________
         (vi)     [Any other non-cash charges or any non-recurring
                  extraordinary costs (1)] [Non-cash Stockholder Compensation Expense(2)]        $_______________
         (vii)    Capitalized Software Development Costs.....................................    $_______________
         (viii)   EBITDA [Line (i) PLUS the sum of Lines  (ii) - (vi) minus Line (vii)]......    $_______________
         (ix)     Capital Expenditures(3)....................................................    $_______________
         (x)      Taxes paid and currently payable...........................................    $_______________
         (xi)     Total Debt Service.........................................................    $_______________
         (xii)    Ratio: [Line (viii) minus the sum of Lines (ix) + (x) divided..............
                  by Line (xi)]..................................................       :1.00
                                                                                 ____________
         (xiii)   Minimum Permitted by Agreement.................................       :1.00
                                                                                 ____________


--------
(1) Applicable for fiscal period ending 9/28/01 only.

(2) Applicable for fiscal quarters ended 12/29/01 and thereafter.

(3) Including those acquired thru Capitalized Lease Obligations


                                       1

2.       MINIMUM QUICK RATIO (SECTION 5.1.10)

         (i)      Cash Equivalent Investments................................................    $_______________
         (ii)     Accounts Receivable........................................................    $_______________
         (iii)    Sum of Lines (i) and (ii)..................................................    $_______________
         (iv)     Current Liabilities........................................................    $_______________
         (v)      Deferred Revenue...........................................................    $_______________
         (vi)     Long Term Debt.............................................................    $_______________
         (vii)    Line (iv) minus Line (v) plus Line (vi)....................................    $_______________
         (viii)   Quick Ratio [Line (iii) / Line (vii)]......................................    $_______________
         (ix)     Minimum Permitted by Agreement.............................................    $_______________

3.       MINIMUM DEFERRED REVENUE (SECTION 5.1.11)

         (i)      Deferred Revenue...........................................................    $_______________
         (ii)     Minimum Permitted by Agreement.............................................    $_______________

4.       MINIMUM EBITDA (SECTION 5.1.13)

         (i)      EBITDA [Line 1(viii)]......................................................    $_______________
         (ii)     Minimum Permitted by Agreement.............................................    $          :1.00
                                                                                                  _______________

5.       MAXIMUM CAPITAL EXPENDITURES (SECTION 5.2.17)

         (i)      Actual.....................................................................    $_______________
         (ii)     Maximum Permitted by Agreement.............................................    $_______________

6.       MATERIAL FOREIGN SUBSIDIARIES (SECTION 5.3.4)

         As of the date of this Certificate the following Subsidiaries are the only Material Foreign Subsidiaries:

         The Borrower further certifies to the Agent that as of the date hereof no Event of Default or Default has occurred without having been waived in writing.

                                             INNOVEDA, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:

                                EXHIBIT 4.1.11.1

                            OWNERSHIP OF PROPERTIES**

The following are the locations of all real property leased by the Borrower or any Subsidiary.

                            INNOVEDA OFFICE LOCATIONS

DOMESTIC OFFICES

ARIZONA                                   ILLINOIS                                  NORTH CAROLINA
Innoveda, Inc.                            Innoveda, Inc.                            Innoveda, Inc.
15849 North 71st Street, Suite 210        3800 N. Wilke Rd. Suite 300               4825 Creekstone Dr., Suite 200
Scottsdale, AZ  85254                     Arlington Heights, IL  60004-1267         Durham, NC  27703
T 480-898-1455 / F 480-898-1799           T 847-577-7805 / F 847-577-7806           T 919-474-5120 / F 919-474-5050

Innoveda, Inc.                            MARYLAND                                  OREGON
1201 South Alma School Road               Innoveda, Inc.                            Innoveda, Inc.
Suite 7550                                108 East Ridgeville Blvd. Suite C         Lincoln Center, Suite 400
Mesa, AZ 85210                            Mount Airy, MD  21771                     10260 SW Greenburgh Road
                                          T 301-829-8636 / F 301-829-8638           Portland, OR  97223
CALIFORNIA                                                                          T 503-293-8458 / F 503-293-3547
Innoveda, Inc.                            MASSACHUSETTS
1369 Del Norte Road                       Innoveda, Inc.                            PENNSYLVANIA
Camarillo, CA  93010                      293 Boston Post Road West                 Innoveda, Inc.
T 805-988-8250 / F 805-988-8259           Marlboro, MA 01752                        100 High Tower Blvd.
                                          T 508-480-0881 / F 508-480-0882           Pittsburgh, PA  15205
Innoveda, Inc. (Transcendent)
711 Daily Drive                           MICHIGAN                                  TEXAS
Camarillo, CA 93010                       Innoveda, Inc.                            Innoveda, Inc
                                          27777 Franklin Road Suite 300             11149 Research Blvd., Suite 110
Innoveda, Inc.                            Southfield, MI  48034                     Austin, TX  78759
2600 Michelson Drive, Suite 1700          T 248-213-0377 / F 248-213-0378           T 512-345-1779
Irvine, CA  92612
T 949-852-3535 / F 949-852-3536           MINNESOTA                                 Innoveda, Inc
                                          Innoveda, Inc.                            5001 Spring Valley Rd.
Innoveda, Inc.                            8 Pine Tree Drive, Suite 300              Suite 400 East
2077 Gateway Place, Suite 400             Arden Hills, MN 55112-0374                Dallas, TX  75244
San Jose, CA  95110                       T 651-765-2200 / F 651-765-2205           T 972-383-1262
T 408-487-4800 / F 408-487-4880
                                          Innoveda, Inc.                            WASHINGTON
Innoveda, Inc. (Summit)                   1530 Greenview Dr SW                      Innoveda, Inc.
2055 Gateway Place, Suite 150             Rochester, MN 55902 USA                   14715 NE 95th Street, Suite 200
San Jose, CA 95110                        T 507-292-8829 / F 507-292-8807           Redmond, WA  98052-2569
                                                                                    T 425-869-2320 / F 425-881-1008
Innoveda, Inc. (PADS)                     NEW JERSEY
100 Century Center Court, Suite 140       Innoveda, Inc.                            WISCONSIN
San Jose, CA 95510                        9 Sylvan Way, Suite 240                   Innoveda, Inc.
                                          Parsippany, NJ  07054                     204 East Grand Ave
COLORADO                                  T 973-656-1952                            Eau Claire, WI 54701
Innoveda, Inc.                                                                      T 715-830-1348 / F 715-830-1449
1155 Kelly Johnson Blvd., Suite 111
Colorado Springs, CO   80920
T 719-590-4130 / F 719-590-4129


                                       1

INTERNATIONAL OFFICES
---------------------
CANADA
Innoveda, Inc.                            GERMANY                                   UNITED KINGDOM
38 Auriga Drive, Suite 216                Innoveda, GmbH                            Innoveda, LTD
Ottawa, Ontario K2E 8A5                   Hans-Pinsel-str.4                         Berkshire Court, Western Road
T 613-224-8493                            D-85540 Haar Muenchen                     Bracknell Berkshire
F 613-224-6881                            T 011-49-89-461469-0                      RG12 1RE  U.K.
                                          F 011-49-89461469-69                      T 011-44-1344303737
CHINA                                                                               F 011-44-1344304747
Innoveda, Inc.                            ISRAEL
Room (1018-1001), 10th Floor              Innoveda, Inc.
Beijing Canway Building                   8 Hasadnaot Street
65 Nan Li Shi Lu, Beijing                 Herzlia Israel 46728
100045, China                             T 011-972-9-9708708
T 011-86-1068042592                       F 011-972-9-9509118
F 011-86-1068042549
                                          JAPAN
FINLAND                                   Innoveda, Inc.
Innoveda Finland Oy                       1-26-20 Higashi, Shibuya-ku
Elektroniikkatie 8                        Tokyo 150-0011, Japan
FIN-90570                                 T 011-81-3-5485-8101
Oulu, Finland                             F 011-81-3-5485-8102
T 011-358-8-551-3747
F 011-358-8-551-3750
                                          KOREA
FRANCE                                    Innoveda, Inc.
Innoveda, SARL                            30TH Floor ASEM TOWER
2 Boulevard De L'oise                     159-1 Samsung-dong, Kangnam-Ku
Immeuble Le Beloise - Pontoise            Seoul 135-798 KOREA
95015 Cergy-Pontoise Cedex                T 011-82-25725203
France                                    F 011-82-25582819
T 011-33-1-34-251-251
F 011-33-1-34-251-250



**In connection with the merger of Summit Design, Inc. and Viewlogic and the merger of Innoveda and PADS Software, Inc., the Borrower may not have received all consents necessary to assign and/or transfer interest in certain of the aforementioned properties.

                                 EXHIBIT 4.1.21

                             MATERIAL AGREEMENTS***
                             ----------------------

1. Agreement and Plan of Merger and Reorganization by and between PADS Software, Inc., Innoveda, Innovative Software, Inc. and Kyoden Co., Ltd., dated June 2, 2000.

2. MainWin Dedicated Library Reproduction and Distribution Agreement between Viewlogic and Mainsoft Corporation, effective June 29, 1998.

3. Employment Agreement between Innoveda and Eric Benhayoun dated February 25, 1999.

4.       Employment Agreement between Innoveda and Moshe Guy executed May 28,
         2000.

5. Lease Agreement between Innoveda and Petula Associates Ltd. And Koll Creekside Associates II dated October 26, 1993, as amended.

6. Sublease Agreement, dated as of January 1993 between DCL Technologies, Ltd. and SEE Technologies, Ltd.

7. Distributor Agreement between Innoveda and Seiko Instruments, Inc., dated February 1, 1996, as amended.

8. Option Exchange Agreement dated as of June 30, 1998 among Innoveda, ProSoft Oy, and Optionholders of ProSoft Oy.

9. Employment Agreement between Viewlogic and Richard G. Lucier dated October 2, 1998.

10. Employment Agreement between Viewlogic and William J. Herman dated October 2, 1998.

11.      VCS OEM Agreement between Viewlogic and Synopsys dated October 2, 1998.

12.      FPGA OEM Agreement between Viewlogic and Synopsys dated October 2,
         1998.

13. Software Assignment and License Agreement between Viewlogic and Synopsys dated October 2, 1998.

14. Patent Assignment and Cross-License Agreement between Viewlogic and Synopsys dated October 2, 1998.

15. Blast Software License and Assignment Agreement between Viewlogic and Synopsys dated October 2, 1998.

16. Office Lease Agreement between Viewlogic and Rosewood III Associates Limited Partnership, as amended, dated November 16, 1989.

17. Exclusive Distribution Agreement by and between Viewlogic and Marubeni Solutions Corporation dated as of January 1, 2000, as amended.

18. Secured Promissory Note by Paula J. Cassidy and John F. Cassidy in favor of Viewlogic dated August 11, 1999 as amended September 25, 2001.

19. Secured Promissory Note by Peter T. Johnson and Andrea R. Johnson in favor of Viewlogic dated August 11, 1999 as amended September 25, 2001.

20. Secured Promissory Note by William J. Herman in favor of Viewlogic dated August 11, 1999 as amended September 25, 2001.

21. Secured Promissory Note by Richard G. Lucier in favor of Viewlogic dated August 12, 1999 as amended September 25, 2001.

22. Secured Promissory Note by Kevin P. O'Brien in favor of Viewlogic dated August 11, 1999 as amended September 25, 2001.

23. Software Development, Consulting and Services Agreement dated as of December 1, 1998 between PADS Software, Inc. and Milena, Inc.



***BORROWER IS A PARTY TO CERTAIN CONTRACTS OR AGREEMENTS WHICH MAY PROHIBIT THE ASSIGNMENT OR TRANSFER OF ANY INTEREST THEREIN WITHOUT THE CONSENT OF THE OTHER PARTY OR PARTIES THERETO. CERTAIN OF THE AFOREMENTIONED AGREEMENTS EITHER BY THEIR TERMS OR BY OPERATION OF LAW MAY PROHIBIT ASSIGNMENT WITHOUT CONSENT OF THE OTHER PARTY OR PARTIES THERETO.

                                 EXHIBIT 5.2.8.6

                  FORM OF INTERCOMPANY SUBORDINATION AGREEMENT


         This INTERCOMPANY SUBORDINATION AGREEMENT (as amended, supplemented, amended and restated or otherwise modified, this "SUBORDINATION AGREEMENT"), dated as of November 9, 2001, is among INNOVEDA, INC., a corporation organized under the laws of Delaware (the "BORROWER"), TRANSCENDENT DESIGN TECHNOLOGY, INC., a corporation organized under the laws of Delaware, INNOVEDA KOREAN HOLDINGS, INC., a corporation organized under the laws of Delaware, FIRST TO MARKET, INC., a corporation organized under the laws of Delaware, INNOVEDA MINNESOTA HOLDINGS, INC., a corporation organized under the laws of Delaware, INNOVEDA SARL., a company organized under the laws of the Federal Republic of France, INNOVEDA LIMITED, a company organized under the laws of the United Kingdom, INNOVEDA GMBH, a company organized under the laws of the Federal Republic of Germany, INNOVEDA KK, a company organized under the laws of Japan, INNOVEDA SRL, a company organized under the laws of Italy, INNOVEDA ISRAEL LIMITED, a company organized under the laws of Israel, INNOVEDA FINLAND OY, a company organized under the laws of Finland, INNOVEDA FOREIGN SALES CORP., a company organized under the laws of Barbados (collectively, together with each other Subsidiary that may from time to time become a party hereto, the "SUBSIDIARIES" and together with the Borrower, the "SUBORDINATED DEBTORS"), the Borrower and the Subsidiaries, other than in their capacity as Subordinated Debtors (collectively, the "SUBORDINATED CREDITORS") and FLEET NATIONAL BANK, as agent (together with any successors thereto in such capacity, the "AGENT") for itself and the various financial institutions or other lenders (the "LENDERS") as are, or may from time to time become, parties to the Loan Agreement (referred to below). All capitalized terms used in this Subordination Agreement, unless otherwise defined in this Subordination Agreement shall have the meanings provided for in the Loan Agreement (referred to below).

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the Amended and Restated Loan Agreement dated as of July 31, 2000, as amended by a letter agreement dated October 23, 2000 and by a Second Amendment and Waiver dated as of November 9, 2001 (as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "LOAN AGREEMENT"), among the Borrower, the Agent and the Lenders, the Lenders have agreed to provide certain financial accommodations to the Borrower;

         WHEREAS, pursuant to SECTION 5.2.8.6 of the Loan Agreement, the Subordinated Debtors are permitted to have certain intercompany Indebtedness pursuant to the terms of this Subordination Agreement (such intercompany Indebtedness collectively referred to as the "INTERCOMPANY DEBT");

         WHEREAS, in order for the Intercompany Debt to be permitted under the Loan Agreement, the Subordinated Debtors and the Subordinated Creditors are required to execute and deliver this Subordination Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to continue to provide financial accommodations to the Borrower under the Loan Agreement, each Subordinated Creditor and each

Subordinated Debtor hereby agrees, for the benefit of each Lender, as follows.

         SECTION 1.  AGREEMENT TO SUBORDINATE.

     (a) Each Subordinated Creditor and each Subordinated Debtor agrees that the Subordinated Debt (as defined below) is and shall be subordinate, to the extent and in the manner hereinafter set forth, and junior in right of payment to the prior payment in full in cash of the Senior Debt (as defined below). Except as provided in CLAUSE (b) of this Section 1 or unless otherwise consented to in writing by the Agent, no payment or other item of value on account of any component of Subordinated Debt shall be made by any Subordinated Debtor or received or accepted by any Subordinated Creditor until the indefeasible payment in full in cash of all Senior Debt has been made and received, all Letters of Credit have expired or been terminated and all Commitments have been terminated and all payments to the Lenders have been retained by them for a period of time in excess of all applicable preference (or other similar) periods under applicable bankruptcy, insolvency or creditors' rights laws (such date to be the "SENIOR DEBT TERMINATION DATE"). When used in this Subordination Agreement,

         (i) "SENIOR DEBT" means all Obligations (including the aggregate amount of all Obligations with respect to Letters of Credit and Hedge Agreements with any Lender), it being expressly understood and agreed that the term "Senior Debt" shall include, without limitation, (i) any and all interest accruing as part of the Obligations (whether or not permitted as a claim under applicable law) after the commencement of any bankruptcy, insolvency or other proceedings referred to in SECTION 4, notwithstanding any provision or rule of law which might restrict the rights of any Lender, as against the Borrower or any other Person, to collect such interest in the manner and to the extent set forth in this Subordination Agreement, (ii) all renewals, extensions, increases, refinancings or refundings of such Obligations and (iii) all costs of enforcement and collection of such Obligations; and

         (ii) "SUBORDINATED DEBT" means all Indebtedness, obligations, liabilities, claims and other amounts of any nature or type now or hereafter owing to any Subordinated Creditor by any Subordinated Debtor or to any Subordinated Creditor by any other Subordinated Creditor or to any Subordinated Debtor by any other Subordinated Debtor in respect of the Intercompany Debt, interest thereon and fees in respect thereof, payable from time to time hereafter and any extensions, renewals, refinancings or refundings thereof in whole or in part.

     (b) Until an Event of Default under the Loan Agreement shall have occurred and be continuing, any Subordinated Debtor may make, and any Subordinated Creditor may ask, demand, accelerate, make any claim for, sue for, or otherwise seek to enforce, take or receive from such Subordinated Debtor, directly or indirectly, in cash or other property or by set-off or in any other manner (including from or by way of collateral), payment of Subordinated Debt or interest and/or premium thereon or fees relating thereto.

         SECTION 2. NO SECURITY. The parties hereto agree that no Subordinated Debtor will give, nor will any Subordinated Creditor receive or accept from any Subordinated Debtor, any security interest in or Lien on any assets or properties of any Subordinated Debtor, whether consensual or non-consensual, of any nature whatsoever to secure any obligations arising in connection with Subordinated Debt.

         SECTION 3. TRUST; SECURITY AGREEMENT. Except with respect to payments of Subordinated Debt permitted by CLAUSE (b) of SECTION 1, each Subordinated Creditor will hold in trust for, and will promptly pay over to the Agent, all amounts which such Subordinated Creditor receives on account of the Subordinated Debt, and each Subordinated Creditor hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Lenders, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lenders, a security interest in any and all dividends, distributions and other amounts and all other property (including any capital stock or other equity interest, collectively referred to herein as "CAPITAL SECURITIES"), whether now or hereafter existing or acquired by any Subordinated Creditor on account of the Subordinated Debt. All amounts so paid, and all payments and distributions on account of the Subordinated Debt received by the Agent pursuant to SECTION 4 hereof, shall be applied to the payment of the Senior Debt, or, if in a form other than cash, shall be held by the Agent for the ratable benefit of the Lenders as security for the Senior Debt and disposed of in accordance with the Loan Agreement and applicable law. Upon the occurrence of the Senior Debt Termination Date, any balance of such amounts or any security remaining in the hands of the Agent shall be paid over to, reassigned and redelivered to the applicable Subordinated Creditor, at its cost and expense.

         SECTION 4. DISSOLUTION OR INSOLVENCY. Upon any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of any Subordinated Debtor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, or similar arrangement or other similar proceeding (each of the foregoing, a "PROCEEDING"), all outstanding amounts in respect of the Senior Debt shall first be indefeasibly paid in full in cash before any payment is made on account of any component of the Subordinated Debt. Upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to which any Subordinated Creditor would be entitled except for the provisions hereof, shall be paid by such Subordinated Debtor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution on behalf of such Subordinated Debtor, or by any Subordinated Creditor (if received by a Subordinated Creditor), directly to the Agent to the extent necessary to pay the Senior Debt in cash in full, after giving effect to any concurrent payment or distribution made on account of the Senior Debt, before any payment or distribution is made to any Subordinated Creditor on account of the Subordinated Debt. For such purpose, each Subordinated Creditor hereby assigns to the Agent all right, title, claim and interest in and to any and all such payments and distributions on account of the Subordinated Debt (each such right, title, claim and interest, a "CLAIM"). In furtherance of the terms of this Subordination Agreement, each Subordinated Creditor hereby irrevocably appoints the Agent as such Subordinated Creditor's attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Subordination Agreement (including the filing of claims, proof of claim or other instrument of similar character by the Agent on behalf (and in the name) of a Subordinated Creditor. Each Subordinated Creditor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Each Subordinated Creditor shall execute and deliver to the Agent any instruments of assignment or further assurance of such right, claim, title or interest as the Agent may hereafter request. The Agent is hereby irrevocably authorized and empowered, at its election and in its own name or in the name of each Subordinated Creditor, to execute and file any proof of claim or other document and to take any and all action with respect to the Subordinated Debt necessary or appropriate to ensure payment to the Agent of all such payments and distributions made on account of the Subordinated Debt, and for such purpose each Subordinated Creditor will upon the request of the Agent assign or endorse and deliver to the Agent any instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt, and will execute and deliver or will cause to be executed and delivered any and all affidavits, powers of attorney and other instruments and documents as may be requested by the Agent for such purpose.

         SECTION 5. INSPECTION OF RECORDS. From time to time upon the request of the Agent, each Subordinated Debtor will permit the Agent to inspect and to make extracts from its books and records pertaining to any Subordinated Debt, and each Subordinated Creditor will permit the Agent at all reasonable times to examine the accounts of such Subordinated Creditor evidencing Subordinated Debt and any other instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt.

         SECTION 6. OBLIGATIONS ABSOLUTE, ETC. So long as any portion of the Senior Debt remains outstanding, or the Loan Agreement has not been terminated, this Subordination Agreement and all rights of the Lenders and all obligations and duties of each Subordinated Debtor and each Subordinated Creditor hereunder shall continue in full force and effect notwithstanding any action which any Lender or the Borrower, without notice to or consent of any Subordinated Creditor, may take or refrain from taking with respect to the Senior Debt, including (i) any amendment, modification, waiver, extension, increase or renewal of the Senior Debt or any part thereof or of any instrument or instruments now or hereafter evidencing the Senior Debt or any part thereof or of any agreement or agreements (including any Financing Document) now or hereafter entered into by the Lenders and the Borrower pursuant to which the Senior Debt or any part thereof is issued or governed, (ii) any change in the amount, manner or place of payment of, rate of interest on, or in any other term of, the Senior Debt or any part thereof or any release, compliance or settlement with respect thereto, (iii) any forbearance or agreement of forbearance with respect to the Senior Debt, (iv) any substitution, release, non-perfection, exchange, indulgence, forbearance or other action or dealing with respect to any collateral security for the Senior Debt, whether such collateral is now or hereafter existing, (v) any extension of additional credit to the Borrower by the Lenders, it being understood that all such additional credit will become Senior Debt for purposes of this Subordination Agreement, (vi) any lack of validity or enforceability of the Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, any other Subordinated Debtor or any Subordinated Creditor.

         SECTION 7. APPLICATION OF PAYMENTS. All payments and distributions received by the Agent in respect of the Subordinated Debt, to the extent received in or converted into cash, may be applied by the Agent, first to the payment of any and all expenses (including attorneys' fees and legal expenses) paid or incurred by the Lenders in enforcing or collecting the Senior Debt, in enforcing this Subordination Agreement, or in endeavoring to collect or realize upon any of the Subordinated Debt, and any balance thereof shall, solely as between the Subordinated Creditors and the Agent (except as may be otherwise provided in the Loan Agreement), be applied by the Agent in such order of application as the Agent may from time to time select, toward the payment of the Senior Debt remaining unpaid; but, as between the Subordinated Debtors and the Subordinated Creditors (other than the Agent and the Lenders), no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Subordinated Debt.

         SECTION 8. SUBROGATION. Each Subordinated Creditor agrees that no payment or distribution to the Agent shall entitle such Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Debt Termination Date has occurred. Each Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act by any Lender which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of any Subordinated Creditor.

         SECTION 9. WAIVERS BY EACH SUBORDINATED CREDITOR. Except as may be otherwise provided in the Loan Agreement, each Subordinated Creditor hereby waives: (a) notice of acceptance of this Subordination Agreement by any Lender or any other holder of Senior Debt, (b) notice of the existence, or creation or non-payment of all or any portion of, the Senior Debt and (c) all diligence in collection or protection of, or realization upon, the Senior Debt, or any part thereof, or any security therefor.

         SECTION 10. NO COMMENCEMENT OF ANY PROCEEDING. Each Subordinated Creditor agrees that, until the Senior Debt Termination Date has occurred, it will not commence, or join with any creditor other than the Agent (if the Agent specifically approves in writing) in commencing, any Proceeding or otherwise making any Claim.

         SECTION 11. SUBORDINATION LEGEND; FURTHER ASSURANCES. Each Subordinated Creditor and each Subordinated Debtor will cause any promissory note evidencing Subordinated Debt to be endorsed with the following legend:

     "The indebtedness evidenced by this instrument is subordinated to the prior payment in full in cash of the Senior Debt, as defined in, and to the extent provided in, the Intercompany Subordination Agreement dated as of November 9, 2001 by (among others), the maker hereof and payee named herein in favor of Fleet National Bank, as Agent for the Lenders (as such terms are defined in, or by reference in, such Intercompany Subordination Agreement), as amended from time to time."

Each Subordinated Creditor and each Subordinated Debtor each will mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Agent's request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each Subordinated Creditor and each Subordinated Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable, or that the Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder.

         SECTION 12. NO CHANGE IN OR DISPOSITION OF SUBORDINATED DEBT. No Subordinated Creditor will:

         (a) sell, assign, pledge, encumber or otherwise dispose of any or any part of any Subordinated Debt to any Person or entity other than the Subordinated Debtors or any other Subordinated Creditor or any of their respective Subsidiaries that has executed and delivered to the Agent this Subordination Agreement;

         (b) take or permit to be taken, any action to assert, collect or enforce any Subordinated Debt or any part thereof, except in accordance with this Subordination Agreement and only as to that portion of the Subordinated Debt, if any, to which the Subordinated Creditors are entitled; or

         (c) permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of any holder of Senior Debt.

         SECTION 13. REPRESENTATIONS AND WARRANTIES. Each Subordinated Creditor and each Subordinated Debtor hereby represent and warrant as follows:

         (a) No default exists in respect of any Subordinated Debt.

         (b) This Subordination Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of each Subordinated Debtor and each Subordinated Creditor, enforceable against each Subordinated Debtor and each Subordinated Creditor in accordance with its terms, except as the enforceability thereof may be limited by the effect of general principles of equity and bankruptcy and similar laws affecting the rights and remedies of creditors generally.

         (c) Each Subordinated Creditor owns the outstanding Subordinated Debt free and clear of any Lien other than Permitted Encumbrances.

         SECTION 14. CONSTRUCTION, ETC. This Subordination Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 15. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Subordination Agreement shall be binding upon each Subordinated Debtor and each Subordinated Creditor and their respective permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable, except as the enforceability thereof may be limited by the effect of general principles of equity and bankruptcy and similar laws affecting the rights and remedies of creditors generally, by each Lender and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that no Subordinated Debtor or Subordinated Creditor may assign any of its obligations hereunder without the prior written consent of the Majority Lenders.

         SECTION 16. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Subordination Agreement, nor consent to any departure by any Subordinated Debtor or any Subordinated Creditor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent (with the consent of the Majority Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 17. ADDRESSES FOR NOTICES. All notices and other communications provided to any Subordinated Debtor or any Subordinated Creditor under this Subordination Agreement or any other Financing Document shall be in writing and given to the Borrower, and all notices and other communications provided to the Agent under this Subordination Agreement shall be in writing and given to the Agent at, in each case, the address or facsimile number provided, and otherwise in accordance with Section 9.6 of the Loan Agreement.

         SECTION 18. NO WAIVER; REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 19. SECTION CAPTIONS. Section captions used in this Subordination Agreement are for convenience of reference only, and shall not affect the construction of this Subordination Agreement.

         SECTION 20. SEVERABILITY. Wherever possible each provision of this Subordination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

         SECTION 21. EXPENSES. Each Subordinated Creditor and each Subordinated Debtor jointly and severally agree to pay, upon demand, to the Agent any and all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which any Lender may incur in connection with the exercise or enforcement of any of the rights or interest of any Lender hereunder.

         SECTION 22. GOVERNING LAW, ENTIRE AGREEMENT, ETC. This Subordination Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. This Subordination Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

         SECTION 23. FORUM SELECTION AND CONSENT TO JURISDICTION. Any litigation based hereon, or arising out of, under, or in connection with, this Subordination Agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of any lender, any Subordinated Debtor or any Subordinated Creditor may be brought and maintained in any federal or state court sitting in The Commonwealth of Massachusetts; PROVIDED, HOWEVER, that any suit seeking enforcement against any property may be brought, at the Agent's option, in the courts of any jurisdiction where such property may be found. Each Subordinated Debtor and each Subordinated Creditor hereby expressly and irrevocably submits to the non-exclusive jurisdiction of all federal and state courts of The Commonwealth of Massachusetts for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any judgment rendered thereby in connection with such litigation. Each Subordinated Debtor and Subordinated Creditor which is a Subsidiary hereby irrevocably appoints the Borrower (in such capacity, the "PROCESS AGENT"), with an office on the date hereof at 293 Boston Post Road West, Marlboro, Massachusetts 01752-4615, United States of America, as its agent to receive, on such Subordinated Debtor's and Subordinated Creditor's behalf and on behalf of such Subordinated Debtor's and Subordinated Creditor's property, service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to such Subordinated Debtor and Subordinated Creditor in care of the process agent at the process agent's above address, and each such Subordinated Debtor and Subordinated Creditor irrevocably authorizes and directs the process agent to accept such service on its behalf. Each Subordinated Debtor and each Subordinated Creditor further irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without The Commonwealth of Massachusetts. Each Subordinated Debtor and each Subordinated Creditor hereby expressly and irrevocably waives, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum. To the extent that any Subordinated Debtor or any Subordinated Creditor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Subordination Agreement and the other Loan Documents.

         SECTION 24. WAIVER OF JURY TRIAL. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER, ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE CONTINUING PROVISION OF FINANCIAL ACCOMMODATIONS BY THE LENDERS UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 25. ADDITIONAL PARTIES. Upon the execution and delivery by any other Person of a supplement in the form of ANNEX I hereto, such Person shall become either a "Subordinated Debtor," a "Subordinated Creditor" or both hereunder with the same force and effect as if it were originally a party to this Subordination Agreement and named as a "Subordinated Debtor," a "Subordinated Creditor" or both hereunder. The execution and delivery of any such instrument shall not require the consent of any other party hereto, and the rights and obligations of each party hereto hereunder shall remain in full force and effect notwithstanding the addition of any new "Subordinated Debtor" or "Subordinated Creditor" as a party to this Subordination Agreement.

         SECTION 26. Counterparts. This Subordination Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement.



                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each Subordinated Debtor and each Subordinated Creditor has caused this Subordination Agreement to be duly executed and delivered by its respective authorized officer as of the date first written above.

                                    INNOVEDA, INC.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    TRANSCENDENT DESIGN TECHNOLOGY, INC.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA KOREAN HOLDINGS, INC.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    FIRST TO MARKET, INC.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA MINNESOTA HOLDINGS, INC.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA SARL.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA LIMITED

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA GMBH

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA KK

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA SRL

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA ISRAEL LIMITED

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA FINLAND OY

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

                                    INNOVEDA FOREIGN SALES CORP.

                                    By: ________________________________________

                                    Name: ______________________________________

                                    Title: _____________________________________

ACKNOWLEDGED AND ACCEPTED:

FLEET NATIONAL BANK,
  as Agent

By:
   __________________________________________
     Name:
     Title:

                                   ANNEX I to
                      Intercompany Subordination Agreement

         THIS SUPPLEMENT, dated as of ________________, ____ (this "SUPPLEMENT"), is to the Intercompany Subordination Agreement dated as of November 9, 2001 (as amended, supplemented, amended and restated or otherwise modified, the "SUBORDINATION AGREEMENT"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the Subordination Agreement) which from time to time thereafter became a party thereto pursuant to Section 25 thereof (each, individually, a "SUBORDINATED DEBTOR" or a "SUBORDINATED CREDITOR"), in favor of the Lenders.

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, pursuant to the provisions of Section 25 of the Subordination Agreement, the undersigned is becoming a Subordinated Creditor and/or a Subordinated Debtor, or both, as the case may be, under the Subordination Agreement; and

         WHEREAS, the undersigned is obligated to enter into the Subordination Agreement in order for certain Intercompany Indebtedness to be permitted under the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Lender, as follows.

         SECTION 1. PARTY TO SUBORDINATION AGREEMENT, ETC. In accordance with the terms of the Subordination Agreement, by its signature below the undersigned hereby irrevocably agrees to become a Subordinated Creditor and/or a Subordinated Debtor, or both, as the case may be, under the Subordination Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subordination Agreement applicable to it as a Subordinated Creditor and/or a Subordinated Debtor, or both, as the case may be and (b) represents and warrants that the representations and warranties made by it as a Subordinated Creditor and/or a Subordinated Debtor, or both, as the case may be thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Subordinated Creditor and a Subordinated Debtor" in the Subordination Agreement shall be deemed to include the undersigned.

         SECTION 2. REPRESENTATIONS. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subordination Agreement constitute the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by the effect of general principles of equity and bankruptcy and similar laws affecting the rights and remedies of creditors generally.

         SECTION 3. FULL FORCE OF SUBORDINATION AGREEMENT. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect in accordance with its terms.

         SECTION 4. SEVERABILITY. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subordination Agreement shall not in any way be affected or impaired.

         SECTION 5. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 6. COUNTERPARTS. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                         [NAME OF ADDITIONAL
                                            SUBORDINATED CREDITOR AND/OR
                                            SUBORDINATED DEBTOR]


                                         By:___________________________
                                            Name:
                                            Title:

ACCEPTED BY:

FLEET NATIONAL BANK,
  as Agent

By:
   _________________________________________
     Name:
     Title:

                               EXHIBIT 5.2.12.1

                              PERMITTED INVESTMENTS

1. In connection with the merger of PADS Software, Inc. and Borrower, Borrower acquired a promissory note issued by Richard Almeida, an employee of PADS, to PADS in the amount of $100,000. Innoveda then accepted a revised promissory note from Mr. Almeida in favor of Innoveda. The loan is due and payable in October 2002 or sooner if Mr. Almeida resigns his employment at Innoveda or his employment is terminated by Innoveda for cause. If Mr. Almeida remains in the employ of Innoveda until October 2002, the loan is forgiven.

2. In September 2001, Innoveda amended the promissory notes with Messrs. Herman, Lucier, O'Brien and Johnson and Ms. Cassidy to eliminate the requirement that such notes become due and payable on "The date which is eighteen months after the first date, if any, on which the common stock of Viewlogic Systems, Inc. (or any security substituted therefor) is listed on a national securities exchange or the NASDAQ stock market".